PROSPECTUS SUPPLEMENT

March 7, 2025

For

Park Avenue Variable Universal Life (VUL) — 97 Form

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplement should be read in conjunction with the Prospectus dated May 1, 2001 and the supplement dated May 1, 2020 for the Park Avenue Variable Universal Life (VUL) — 97 Form (VUL 97) issued through The Guardian Separate Account M (the ”Separate Account”). Special terms not defined herein have the meanings ascribed to them in the Prospectus.

NOTICE OF FUND SUBSTITUTION

On April 25, 2025 (the “Substitution Date”), in accordance with applicable law, GIAC and the Separate Account will substitute the following “Existing Funds” in which investment divisions (“subaccounts”) of the Separate Account currently invest with the corresponding “Replacement Funds” (the “Substitution”), as set forth in the table below:

Existing Fund	Replacement Fund
Gabelli Capital Asset Fund	Guardian All Cap Core VIP Fund
LVIP American Century Value Fund Standard Class II	Guardian Equity Income VIP Fund
Invesco V.I. Core Equity Fund (Series I)	Guardian Equity Income VIP Fund
MFS® Investors Trust Series (Initial Class)	Guardian Equity Income VIP Fund
MFS® Research Series (Initial Class)	Guardian Equity Income VIP Fund
Victory RS Large Cap Alpha VIP Series (Class I)	Guardian Equity Income VIP Fund

Each Existing Fund will no longer be available as a variable investment option under the Policy after April 25, 2025. Guardian All Cap Core VIP Fund is currently available as a variable investment option under the Policy. The Guardian Equity Income VIP Fund will be available as a variable investment option under the Policy on or about April 25, 2025.

On the Substitution Date, all subaccount units corresponding to shares of each Existing Fund will be replaced with subaccount units corresponding to shares of the applicable Replacement Fund.

The Substitution will be effected at the relative net asset values of the Existing Funds’ and the Replacement Funds’ shares. Your value immediately prior to the Substitution will equal your Policy value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Policy will not increase as a result of the Substitution. Your rights and the Company’s obligations under your Policy will not be altered in any way.

Please note the following information regarding your transfer rights:

•

From the date of this Supplement until the Substitution Date, you may transfer your Policy value allocated to a subaccount that invests in an Existing Fund to any other subaccount or fixed-rate option available under your Policy free of charge.

•

For 30 days following the Substitution Date, you may transfer your Policy value allocated to a subaccount that invests in a Replacement Fund to any other subaccount or fixed-rate option available under your Policy free of charge.

•	Such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your Policy.

•

From the date of this Supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations as set forth in your Prospectus, GIAC will not exercise any rights reserved by it under the Policy to impose additional restrictions on transfers between subaccounts.

•

On the Substitution Date, any Policy value remaining in a subaccount that invests in an Existing Fund will be automatically reallocated to the subaccount that invests in the corresponding Replacement Fund.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in Good Order by mail to The Guardian Insurance & Annuity Company, Inc., Individual Markets, Annuities, at P. O. Box 981592, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79932 (overnight mail), sending an email to GIAC_CRU@glic.com or by calling 1-888 GUARDIAN (1-888-482-7432).

If your Policy value is automatically transferred on the Substitution Date, you will receive a confirmation showing the transfer of your Policy value from each subaccount that invests in an Existing Fund to the subaccount that invests in the corresponding Replacement Fund. Due to the difference in unit values, the number of units you receive in the subaccount investing in the Replacement Fund will be different from the number of units you held in the subaccount investing in the corresponding Existing Fund.

A summary prospectus for each Replacement Fund accompanies this Supplement.

Further, certain administrative programs will be impacted by the Substitution. Specifically:

•

Dollar Cost Averaging (“DCA”) and Automatic Portfolio Rebalancing (“APR”): If you are enrolled in a DCA program or APR that includes an Existing Fund, you may terminate your current allocation instructions and provide new allocation instructions at any time. If you do not provide new allocation instructions prior to the Substitution Date, your enrollment will automatically be updated to replace each subaccount that invests in an Existing Fund with the subaccount that invests in the corresponding Replacement Fund at the close of business on the Substitution Date.

•

Premium Allocation Instructions: If you have premium allocation instructions on file that include an Existing Fund, you may change those allocation instructions by providing new allocation instructions at any time. If you do not provide new allocation instructions prior to the Substitution Date, your premium allocation instructions on file will automatically be updated to replace each subaccount that invests in an Existing Fund with the subaccount that invests in the corresponding Replacement Fund at the close of business on the Substitution Date.

•

Automated Alert Program: If you have any Automated Alerts on file that include an Existing Fund, you may change those Automated Alerts by providing new instructions at any time. If you do not provide new instructions prior to the Substitution Date, your Automated Alert instructions on file will automatically be updated to replace each subaccount that invests in an Existing Fund with the subaccount that invests in the corresponding Replacement Fund at the close of business on the Substitution Date.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.